EXHIBIT 99.1
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[ULTICOM LOGO]
                                               Contact:  Chris Tunnard
                                                         Ulticom Inc.
                                                         1020 Briggs Rd.
                                                         Mount Laurel, NJ 08054
                                                         856-787-2972

             ULTICOM REPORTS SECOND QUARTER 2007 SELECTED UNAUDITED
                  FINANCIAL RESULTS; Q2 SALES OF $17.4 MILLION

MOUNT LAUREL, NJ, SEPTEMBER 10, 2007 -- Ulticom, Inc. (Pink Sheets: ULCM.PK), a leading provider of service essential signaling solutions for wireless, wireline, and Internet communications, today announced sales of $17,352,000 for the second quarter of fiscal 2007, ended July 31, 2007, an increase of approximately 53% when compared with the prior quarter, and an increase of approximately 1% when compared with the same quarter last year. The Company ended the quarter with cash, cash equivalents, and short-term investments of $284,405,000, compared with $284,263,000 at the end of the prior quarter.

"The sequentially higher results for the quarter were due to the return in deployments from several of our larger customers, an increase in carrier spending on Ulticom related projects, and the benefit of certain orders delayed from the first quarter," said Shawn Osborne, President and CEO of Ulticom. "With the increase in quarterly sales and the growing customer interest in our new product offerings, we believe Ulticom is successfully navigating the challenges of customer consolidation, pricing pressure, and technology shifts within our industry."

The Company also announced the dismissal of consolidated derivative litigation in the District of New Jersey court arising out of the Company's April 2006 announcement that it would need to restate earnings due to uncertainty relating to the historical accounting treatment of certain option awards. The first derivative complaint, filed July 11, 2006, was consolidated with a subsequent derivative action on March 20, 2007. On May 10, 2007, Ulticom moved to dismiss the consolidated derivative complaint for failure to adequately plead that demand on the Ulticom board would have been futile. On July 16, 2007, the District of New Jersey granted Ulticom's motion, dismissing the derivative action in its entirety, and denied plaintiffs' request for leave to amend their complaint.

As previously announced, the Audit Committee of the Company's Board of Directors has substantially completed its investigation into certain historical accounting practices, which was originally announced in mid-November 2006. The Company is working diligently to complete its restatement of past results, after which the external review and audit by the Company's independent registered public accounting firm can begin. The Company intends to become current in its filings with the SEC as soon as practicable, and expects this will occur by the end of fiscal 2007. Any additional information that may be discovered in the subsequent reviews or audits by the company's finance and accounting staff or independent registered public accounting firm could result in delays to the restatement and filing process.


CONFERENCE CALL INFORMATION

Ulticom will host a conference call today, September10th at 4:30 p.m. (EDT) to discuss selected unaudited results and business trends for the Company's fiscal second quarter ended July 31, 2007. To listen to the call live, dial toll free 877-407-8031 from the U.S., or 201-689-8031 for international callers. When prompted, provide the conference ID# 254326. Please dial in at least five minutes prior to the scheduled start time. A web cast of the call, both live and archived, can be accessed via the Investor Events section of Ulticom's web site at www.ulticom.com. A digital replay of the call will be available until midnight on September 17, 2007, and can be accessed by dialing 877-660-6853 from the U.S. or 201-612-7415 (international). When prompted, provide the conference ID# 254326 for access.




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ABOUT ULTICOM, INC.

Ulticom provides service essential signaling solutions for wireless, wireline, and Internet communications. Ulticom's products are used by leading telecommunication equipment and service providers worldwide to deploy mobility, location, payment, switching, and messaging services. Ulticom is headquartered in Mount Laurel, NJ with additional offices in the United States, Europe, and Asia. For more information, visit www.ulticom.com.



Note: This Release contains "forward-looking statements" for purposes of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These forward looking statements include those related to the effects of the delisting of the Company's securities from The NASDAQ Stock Market, the completion of the restatement of the Company's financial statements, and the filing of delinquent reports on Form 10-K and Form 10-Q. There can be no assurances that forward-looking statements will be achieved, and actual events or results could differ materially from the results predicted or from any other forward-looking statements made by, or on behalf of, the Company, and should not be considered as an indication of future events or results. Important factors that could cause actual results to differ materially include: the results of the Audit Committee's review of matters relating to the Company's stock option practices and other accounting matters; the results of Comverse's review of its stock option awards as applicable to employees of the Company; the impact of any restatement of the financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file required reports with the Securities and Exchange Commission; the risks of dealing with potential claims and proceedings that may be commenced concerning such matters; risks associated with the delisting of the Company's shares from The NASDAQ Stock Market and the quotation of the Company's common stock in the "Pink Sheets," including any adverse effects related to the trading of the stock due to, among other things, the absence of market makers; risks of litigation and of governmental investigations or proceedings arising out of or related to the Company's stock option grants or any restatement of the financial statements of the Company (including the pending derivative lawsuit); risks associated with the development and acceptance of new products and product features; risks associated with the Company's dependence on a limited number of customers for a significant percentage of the Company's revenues; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; aggressive competition may force the Company to reduce prices; risks associated with rapid technological changes in the telecommunications industry; risks associated with making significant investments in the expansion of the business and with increased expenditures; risks associated with holding a large proportion of the Company's assets in cash equivalents and short-term investments; risks associated with the Company's products being dependent upon their ability to operate on new hardware and operating systems of other companies; risks associated with dependence on sales of the Company's Signalware products; risks associated with future networks not utilizing signaling systems and protocols that the Company's products are designed to support; risks associated with the products having long sales cycles and the limited ability to forecast the timing and amount of product sales; risks associated with the integration of the Company's products with those of equipment manufacturers and application developers and the Company's ability to establish and maintain channel and marketing relationships with leading equipment manufacturers and application developers; risks associated with the Company's reliance on a limited number of independent manufacturers to manufacture boards for the Company's products and on a limited number of suppliers for board components; risks associated with becoming subjected to, defending and resolving allegations or claims of infringement of intellectual property rights; risks associated with others infringing on the Company's intellectual property rights and the inappropriate use by others of the Company's proprietary technology; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; risks associated with the increased difficulty in relying on equity incentive programs to attract and retain talented employees and with any associated increased employment costs; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; risks associated with changes in the competitive or regulatory environment in which the Company operates; and other risks described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of Ulticom with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. All such documents are available through the SEC's website at www.sec.gov or from Ulticom's web site at www.ulticom.com. Ulticom makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.



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